NASDAQ: ISTR

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to, among other www.investarbank.com things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” NASDAQ: ISTR “anticipates,” or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of The Company encourages everyone this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations by the Company will be achieved. Such forward-looking to visit the Investors Section of its statements are subject to various risks and uncertainties and assumptions relating to the Company’s website at www.investarbank.com, operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying where it has posted additional assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. The Company does not undertake any obligation to publicly update or important information such as press review any forward-looking statement, whether as a result of new information, future developments or releases and SEC filings. otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. These factors include, but are not limited to, the following, any one or more of which could materially affect the outcome of future events: The Company intends to use its • business and economic conditions generally and in the financial services industry in particular, website to expedite public access to whether nationally, regionally or in the markets in which it operates; time-critical information regarding the • its ability to achieve organic loan and deposit growth, and the composition of that growth; • its ability to integrate and achieve anticipated cost savings from acquisitions; Company in advance of or in lieu of • changes (or the lack of changes) in interest rates, yield curves and interest rate spread distributing a press release or a filing relationships that affect its loan and deposit pricing; • the extent of continuing client demand for the high level of personalized service that is a key with the SEC disclosing the same element of its banking approach as well as its ability to execute its strategy generally; • The dependence on its management team, and its ability to attract and retain qualified personnel; information. • changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; • inaccuracy of the assumptions and estimates its makes in establishing reserves for probable loan losses and other estimates; • the concentration of its business within our geographic areas of operation in Louisiana and Texas; and • concentration of credit exposure. These factors should not be construed as exhaustive. Additional information on these and other risk factors can be found in Item 1A. “Risk Factors” and Item 7. “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission. 2

NOTICE TO RECIPIENTS: This confidential presentation (this “Presentation”) has been prepared solely for general informational purposes by Investar Holding Corporation (together, with its wholly owned bank subsidiary Investar Bank, National Association, the “Company”), and is being furnished solely for use by prospective participants in considering participation in the proposed offering (the “Offering”) of subordinated notes by the Company (the “Securities”). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral communications transmitted to the recipient by the Company or any other person in the course of the recipient’s evaluation of the Offering. Investment in the Securities offered hereunder involves a high degree of risk and is suitable only for persons of substantial means who have no need for liquidity from this investment and who are able to bear the economic risks of the investment, including total loss. There is no public market for the Securities and no public market will develop as a result of this Offering. The Securities are not a deposit or bank account, and are not, and will not be, insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other federal or state government agency. Investment in the Securities has not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), the Office of the Comptroller of the Currency (the “OCC”), the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other federal or state regulatory authority, nor has any authority passed upon or endorsed the merits of the Offering or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The offer to invest in the Securities and the sale thereof has not been registered under the Securities Act of 1933, as amended (the “1933 Act”), nor under any state securities act. The Securities are being offered and sold in reliance on exemptions from the registration requirements of such acts. Therefore, the Securities may not be sold or transferred absent an exemption from registration under the 1933 Act and under applicable state securities law. The Company reserves the right to withdraw or amend this Offering for any reason and to reject any subscription in whole or in part. The Company has authorized Performance Trust Capital Partners, LLC, to act as its placement agent in the Offering. The information contained herein is intended only as an outline that has been prepared to assist interested parties in making their own evaluations of the Company. It does not purport to be all-inclusive or to contain all of the information that a prospective participant may desire. Each recipient of the information and data contained herein should perform its own independent investigation and analysis of the Offering and the value of the Company. The information and data contained herein are not a substitute for a recipient’s independent evaluation and analysis. In making an investment decision, prospective participants must rely on their own examination of the Company, including the merits and risks involved. Prospective participants are urged to consult with their own legal, tax, investment and accounting advisers with respect to the consequences of an investment in the Company. In the event that any portion of this Presentation is inconsistent with or contrary to any of the terms of the form of a subordinated note purchase agreement (the “Purchase Agreement”), the Purchase Agreement shall control. You will be given the opportunity to ask questions of and receive answers from Company representatives concerning its business and the terms and conditions of the Offering, and to obtain any additional relevant information to the extent the Company possesses such information or can obtain it without unreasonable effort or expense. Except for information provided in response to such requests, the Company has not authorized any other person to give you information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility, or validity. The Company is not providing you with any legal, business, tax or other advice regarding an investment in the Securities. You should consult with your own advisors as needed to assist you in making your investment decision and to advise you whether you are legally permitted to purchase the Securities. 3

Terms of Proposed Subordinated Debt Offering Issuer Investar Holding Corporation (NASDAQ: ISTR) Security Subordinated Notes Kroll Bond Rating Agency BBB- Structure 5-years Fixed-to-Floating Rate Size $25.0 million Term 10 year, no-call 5 year Covenants Consistent with regulatory requirements for Tier 2 Capital Funding for any future acquisitions and general corporate purposes, including Use of Proceeds investment in the banking subsidiary Sole Placement Agent Performance Trust Capital Partners LLC Offering Type Private placement with follow-on registration rights 4

COMPANY PROFILE AS OF SEPTEMBER 30, 2019 Market Data 09/30/19 YTD Financial Highlights Shares Outstanding 9,929,860 Assets $2.0 billion Market Cap $236.3 million Net Loans $1.6 billion Price per Share $23.80 Deposits $1.6 billion Dividend Yield 0.96% Tangible Equity(1) $184.3 million Price/ Tangible Book Value 128.2% TE/TA(1) 9.25% Price/LTM EPS 14.0x Net Income $13.5 million ROAA 0.93% Core ROAA(1) 0.97% ROAE 8.99% NPAs/Assets 0.29% Net Interest Margin 3.53% Cost of Funds 1.40% (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 5

SENIOR MANAGEMENT John J. D’Angelo, • Founding President and Chief Executive Officer President & CEO • New Orleans native; graduate of Louisiana State University • Prior to founding Investar, Mr. D’Angelo was president and director of Aegis Lending Corporation, a mortgage lending company with operations in 46 states and the District of Columbia • Previously, Mr. D’Angelo held various senior positions at Hibernia National Bank (the predecessor to Capital One Bank, N.A.), focusing on the East Baton Rouge Parish, Louisiana market • Current ownership of 1.9% Christopher L. Hufft, • Joined the Bank in February 2014 as Chief Accounting Officer, and assumed the Chief Financial Officer role of Chief Financial Officer in October of 2015. • Prior to joining the Bank, Mr. Hufft served for 9 years as the Vice President of Accounting at Amedisys, Inc., a publicly-traded home health and hospice company • Mr. Hufft, a licensed certified public accountant, also spent seven years in public accounting, serving both public and privately-held clients in the banking, healthcare and manufacturing sectors • B.S. Accounting – Louisiana State University Travis M. Lavergne, • Served as Executive Vice President and Chief Credit Officer since March 2013 Chief Credit Officer and Chief Risk Management Officer since joining in July 2012 • Prior to joining the Bank, Mr. Lavergne was a Senior Examiner at the Louisiana Office of Financial Institutions from September 2005 to July 2012 • B.S. Finance – Louisiana State University • M.B.A. Southeastern Louisiana University 6

INVESTAR SNAPSHOT

INVESTAR HOLDING CORPORATION

Company overview

- Chartered as a de novo commercial bank in June 2006 by John J. D'Angelo, the current President and Chief Executive Officer
- Completed initial public offering of 3.3 million shares in July 2014, generating net proceeds of $41.7 million
- Headquartered in Baton Rouge, LA, ISTR offers a wide range of commercial banking products to meet the needs of small to medium-sized businesses
- Completed acquisitions of Citizens Bancshares, Inc. ("Citizens") on July 1, 2017, BOJ Bancshares, Inc. ("BOJ") on December 31, 2017, and Mainland Bank on March 1, 2019
- ISTR currently operates 24 full service banking offices, including the 3 branch locations acquired from Citizens, 5 branch locations acquired from BOJ, and 3 branch locations acquired from Mainland Bank located throughout its primary markets in south Louisiana and Texas
- Experienced management team that has generated strong organic growth complemented by four successful acquisitions since 2011
- Strong capital position and disciplined credit philosophy
- ISTR had 285 full-time equivalent employees as of September 30, 2019

Financial highlights

(dollars in millions)	As of and for the Year Ended 2016	2017	2018	2019YTD
Balance Sheet				
Total Assets	$ 1,159	$ 1,623	$ 1,786	$ 2,018
Gross Loans	894	1,259	1,401	1,586
Total Deposits	908	1,225	1,362	1,585
Total Equity	113	173	182	210
Profitability				
ROAA	0.71 %	0.62 %	0.81 %	0.93 %
Net Interest Margin	3.32	3.39	3.61	3.53
Core Efficiency Ratio(1)	67.6	66.2	63.8	64.3
Capital				
TCE/TA	9.48 %	9.53 %	9.20 %	9.25 %
Total Risk-Based Ratio	12.47	14.22	13.46	13.04
Asset Quality				
NPAs / Loans & OREO	0.67 %	0.60 %	0.68 %	0.37 %
NCOs / Avg Loans	0.14	0.07	0.08	0.02
NPLs / Loans	0.22	0.29	0.42	0.36



Nacogdoches
Houston
New Orleans
M

Note: Dollars in millions, unless noted otherwise; 2019YTD as of September 30, 2019

(1) Efficiency ratio represents noninterest expense divided by the sum of net interest income (before provision for loan losses) and noninterest income

7

INVESTAR TIMELINE 2018 Opened additional branch in our Baton Rouge market 2019 2014 Acquired Completed Mainland Bank initial public $2,018 offering 2012 Entered the New $1,786 Orleans market $1,623 2006 $1,159 Chartered with $1,032 an initial capitalization $879 of $10.1 million $635 $375 $279 $209 $143 $174 $30 $66 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q3 2019 2017 2011 2013 Acquired Acquired South Entered the Citizens Louisiana Lafayette market Bancshares, Inc. Business Bank Acquired First Community Bank Acquired BOJ Bancshares, Inc. Note: Bank level data shown for 2006 through 2012 (holding company incorporated in 2013) 8

ACCOMPLISHMENTS SINCE IPO Since IPO in June 2014, Investar has experienced significant progress: Further Established in Four Key Louisiana Markets Shifted from Consumer Loans to C&I and CRE Focus Maintained High Quality Organic Loan Growth Transitioned from Transactional Banking to Relationship Banking Continued to Add Experienced Bankers in Key Areas Completed Acquisitions on July 1, 2017, December 1, 2017, and March 1, 2019 9

ATTRACTIVE MARKETS

- ***Baton Rouge MSA***
  - Louisiana's second largest market by deposits and the state capital, which includes major industrial, medical, research, motion picture, and growing technology centers
- ***Hammond MSA***
  - Commercial hub of a large agricultural segment of Louisiana, bedroom community of New Orleans, and home to Southeastern Louisiana University
- ***Lafayette MSA***
  - Louisiana's fourth largest city by population and deposits with 9.5% population growth between 2010 and 2018
- ***New Orleans MSA***
  - Louisiana's largest city by population and deposits and a hub of hospitality, healthcare, universities, and energy
- ***Houston MSA***
  - Texas' largest city and one of the nation's fastest growing MSA's with 6.7 million metro area residents and $503 billion MSA GDP

Louisiana Deposit Market Share

Rank	Institution	Branches	Deposits in Market ($000)	Market Share (%)
1	Capital One Financial Corp.	103	18,035,846	16.97
2	JPMorgan Chase & Co.	123	17,511,399	16.48
3	Hancock Whitney Corp.	131	14,716,915	13.85
4	IBERIABANK Corp.	63	8,971,115	8.44
5	Regions Financial Corp.	96	7,461,201	7.02
6	Origin Bancorp Inc.	21	1,811,267	1.70
7	First Guaranty Bancshares Inc.	29	1,714,901	1.61
8	Bus. First Bancshares Inc.	24	1,696,802	1.60
9	Home Bancorp Inc.	36	1,683,916	1.58
10	Red River Bancshares Inc.	23	1,665,842	1.57
11	Gulf Coast B&TC	20	1,504,875	1.42
12	BancorpSouth Bank	28	1,468,600	1.38
13	**Investar Holding Corp.**	**22**	**1,439,203**	**1.35**
14	Pedestal Bancshares Inc.	22	1,026,451	0.97
15	Citizens National Bancshares	12	873,773	0.82
16	First Trust Corp.	12	848,193	0.80
17	CB&T Holding Corp.	3	839,965	0.79
18	Sabine Bancshares Inc.	49	820,455	0.77
19	One American Corp.	25	771,621	0.73
20	Jeff Davis Bancshares Inc.	23	753,468	0.71
	Total For Institutions In Market	**1,419**	**106,263,454**	

Louisiana Market Share Opportunity


Investar,
4.3%
All Other
Banks,
95.7%

Baton Rouge:
Total Deposits: $20.5 Billion


ISTR,
2.7%
All Other
Banks,
97.3%

Hammond:
Total Deposits: $2.0 Billion


Investar,
1.4%
All Other
Banks,
98.6%

Lafayette:
Total Deposits: $12.7 Billion


Investar,
0.4%
All Other
Banks,
99.6%

New Orleans:
Total Deposits: $35.9 Billion

Sources: S&P Global Market Intelligence; FDIC; Deposit market share data shown as of June 30, 2019

10

OPPORTUNISTIC ACQUISITIONS COMPLETED Branch map South Louisiana Business Bank • Announced: June 2011 • Closed: October 2011 • 1 Branch in Prairieville, LA • $31.5 million in gross loans and $38.6 million in deposits¹ First Community Bank • Announced: January 2013 • Closed: May 2013 • 2 Branches – Hammond and Mandeville, LA • $77.5 million in gross loans and $86.5 million in deposits¹ Citizens Bancshares, Inc. • Announced: March 2017 • Closed: July 2017 • Pricing: 128% of TBV, 100% cash • 3 Branches – Evangeline Parish, LA • $129.2 million in gross loans and $212.2 million in deposits¹ BOJ Bancshares, Inc. • Announced: August 2017 • Closed: December 2017 • Pricing: 132% of TBV; 80% stock, 20% cash • 5 Branches – East Baton Rouge Parish, East Feliciana Parish, and West Feliciana Parish, LA • $102.4 million in gross loans and $125.8 million in deposits¹ Mainland Bank • Announced: October 2018 • Closed: March 2019 • 3 Branches – Texas City, Houston, and Dickinson, TX • Pricing – 100% stock • $82.4 million in gross loans and $107.6 million in deposits1 (1) Based on fair values at time of closing 11

OPPORTUNISTIC ACQUISITIONS ANNOUNCED Investar Holding Corporation (24) Bank of York (2) HTH Branch Acquisition (2) HTH branches in Alice and Victoria, Texas Bank of York, York, Alabama • Announced: August 2019 • Announced: July 2019 • Target closing date in Q1 2020 • Target closing date in Q4 2019 • 2 Branches – Alice and Victoria, TX • $15 million cash • Pricing – 100% cash • 2 Branches – York and Livingston, AL and an LPO in Tuscaloosa, AL • $52 million in gross loans and $42 million in deposits1 • $46 million in gross loans and $82 million in deposits¹ (1) Based on estimates at June 30, 2019 12

HISTORICAL GROWTH Total Assets Total Loans ($ in millions) ($ in millions) $2,400 $2,100 $2,200 $1,900 $2,018 $2,000 $1,700 $1,576 $1,786 $1,800 $1,500 $1,401 $1,623 $1,259 $1,600 $1,300 $1,400 $1,100 $893 $1,200 $1,159 $900 $1,032 $745 $1,000 $700 $800 $500 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD Total Deposits Total Equity ($ in millions) ($ in millions) $2,100 $350 $1,900 $300 $1,700 $1,585 $250 $210 $1,500 $1,362 $200 $173 $182 $1,300 $1,225 $150 $1,100 $109 $113 $908 $100 $900 $737 $50 $700 $500 $- 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD Source: S&P Market Intelligence; GAAP financial data through September 30, 2019 13

LOAN COMPOSITION 2017 2018 Q3 2019 Increase/(Decrease) (dollars in thousands) Amount % Amount % Amount % Amount % Mortgage loans on real estate Construction and land development $ 157,667 12.5% $ 157,946 11.3% $ 176,674 11.1% $ 18,728 11.9% 1-4 Family 276,922 22.0 287,137 20.5 310,298 19.6 23,161 8.1 Multifamily 51,283 4.1 50,501 3.6 58,243 3.7 7,742 15.3 Farmland 23,838 1.9 21,356 1.5 24,629 1.6 3,273 15.3 Commercial real estate Owner-occupied 272,433 21.6 298,222 21.3 339,240 21.4 41,018 13.8 Nonowner-occupied 264,931 21.0 328,782 23.5 353,910 22.3 25,128 7.6 Commercial and industrial 135,392 10.8 210,924 15.1 293,152 18.5 82,228 39.0 Consumer 76,313 6.1 45,957 3.3 30,196 1.9 (15,761) (34.3) Total loans $ 1,258,779 100.0% $ 1,400,825 100.0% $ 1,586,342 100.0% $ 185,517 13.2% Source: S&P Market Intelligence; bank-level regulatory financial data through September 30, 2019 14

LOAN COMPOSITION September 30, 2019 Consumer 2% Construction & land development 11% C&I 18% CRE 44% Residential/Farmland 25% Total Loans: $1.6 billion YTD Yield on loans: 5.28% 50% of CRE is owner-occupied 15

LOAN COMPOSITION Business Lending Portfolio1 Health Care and Social Assistance Construction 12% 7% Other Industries less than 5% 25% Retail Trade 11% Real Estate and Rental and Leasing 14% Professional, Scientific, & Wholesale Trade Technical 12% 11% Manufacturing 8% Total Business Lending Portfolio1: $632 million (1) Business lending portfolio includes owner-occupied CRE and C&I loans as of September 30, 2019 16

ASSET QUALITY TRENDS NPAs / Total Loans and OREO NPLs / Total Loans 1.25% 1.00% 1.00% 0.80% 0.72% 0.71% 0.75% 0.62% 0.60% 0.55% 0.46% 0.46% 0.31% 0.36% 0.50% 0.37% 0.40% 0.27% 0.25% 0.20% 0.00% 0.00% 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD NCOs / Avg. Loans Loan Loss Reserves / Total Loans 1.25% 1.50% 1.00% 1.20% 0.79% 0.75% 0.90% 0.74% 0.63% 0.67% 0.65% 0.60% 0.50% 0.30% 0.25% 0.13% 0.05% 0.07% 0.08% 0.02% 0.00% 0.00% 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD Source: S&P Market Intelligence; bank-level regulatory financial data through September 30, 2019 17

ISTR LOAN PORTFOLIO CREDIT SUMMARY Special Special Doubtful, Pass Mention Substandard Doubtful Total Mention, 0.0% 0.2% Substandard, 0.4% Commercial Real Estate 693,007 - 143 - 693,150 1-4 Family 307,394 535 2,298 71 310,298 Consumer 29,383 200 613 - 30,196 Construction and Development 176,244 111 319 - 176,674 Commercial and Industrial 290,199 2,943 10 - 293,152 Multifamily 58,243 - - - 58,243 Pass, 99.4% Farmland 22,365 - 2,264 - 24,629 Total 1,576,835 3,789 5,647 71 1,586,342 • No special mention or substandard loans with exposure to the energy industry Note: Financial data as of September 30, 2019

DEPOSIT COMPOSITION AND GROWTH Deposit Composition ¹ ($1.6 billion) Noninterest-bearing demand deposits 19% CDs 43% Interest-bearing demand deposits 19% Money market Savings 12% 7% YTD Cost of funds: 1.66% Target: 20% of total deposits are noninterest-bearing • Treasury Management • Small Business Banking • Focus on Relationship Banking • Strategic Acquisitions (1) As of September 30, 2019 19

FINANCIAL HIGHLIGHTS

Amounts in thousands, except share data	Year Ended December 31, 2016	2017	2018	9 Mos. Ended Q3 2019 YTD
Financial Highlights				
Total Assets	$ 1,158,960	$ 1,622,734	$ 1,786,469	$ 2,018,001
Gross Loans	893,846	1,258,779	1,400,825	1,586,342
Total Deposits	907,787	1,225,237	1,361,731	1,585,357
Total Stockholders' Equity	112,757	172,729	182,262	210,457
Shares Outstanding	7,101,851	9,514,926	9,484,219	9,929,860
Capital Ratios				
Tangible Equity / Tangible Assets(2)	9.48%	9.53%	9.20%	9.25%
Tier 1 Leverage Ratio	10.10%	10.66%	9.81%	9.60%
Total Capital Ratio	12.47%	14.22%	13.46%	13.04%
Asset Quality Ratios				
NPAs / Total Assets	0.52%	0.46%	0.54%	0.29%
NPLs / Loans	0.22%	0.29%	0.42%	0.36%
Loan Loss Reserves / Total Loans	0.79%	0.63%	0.67%	0.65%
Loan Loss Reserves / NPLs	356.2%	214.4%	158.9%	182.0%
NCOs / Avg Loans	0.14%	0.07%	0.08%	0.02%
Performance Ratios				
Net Income	$ 7,880	$ 8,202	$ 13,606	$ 13,508
ROAE	6.99%	5.65%	7.68%	8.99%
ROAA	0.71%	0.62%	0.81%	0.93%
Core ROAA(2)	0.64%	0.69%	0.95%	0.97%
Net Interest Margin	3.32%	3.39%	3.61%	3.53%
Efficiency Ratio(3)	66.25%	69.80%	67.89%	65.80%
Per Share Data				
Tangible Book Value per Share(2)	$ 15.42	$ 16.06	$ 17.13	$ 18.56
Diluted Earnings per Share	$ 1.10	$ 0.96	$ 1.39	$ 1.34

(1) Gross loans includes loans held for sale
(2) Non-GAAP financial measure. See non-GAAP financial measures slides.
(3) Efficiency ratio represents noninterest expense divided by the sum of net interest income (before provision for loan losses) and noninterest income.

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EFFICIENCY AND PERFORMANCE METRICS A Focus on Improving Efficiency ROATCE & ROAA Core Efficiency Ratio Noninterest Expense / Avg. Assets ROATCE ROAA 90.0% 10.0% 15.0% 2.00% 75.0% 8.0% 12.0% 1.60% Noninterest ExpenseAssetsAvg. / Noninterest 68.9% 67.6% 66.2% 63.8% 64.3% 9.7% 8.9% ROAA 60.0% 6.0% 9.0% 1.20% ROATCE 7.2% 6.8% Efficiency Ratio 6.1% 0.93% 45.0% 4.0% 6.0% 0.80% 0.77% 0.81% 0.71% 0.62% 2.9% 30.0% 2.4% 2.3% 2.4% 2.4% 2.0% 3.0% 0.40% 15.0% 0.0% 0.0% 0.00% 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD Source: S&P Market Intelligence; consolidated financial data through September 30, 2019 21

NET INTEREST MARGIN TRENDS Net Interest Income (NII) & Net Interest Margin (NIM) Key Components of NII & NIM Loan Yield Securities Yield Cost of Funds Net Interest Income NIM 6.00% 6.00% $70,000 5.11% 5.29% 5.00% 5.00% 4.65% 4.72% 4.55% $60,000 $57,370 4.00% $50,000 $47,853 4.00% $42,517 3.61% 3.61% 3.53% 3.32% 3.39% $40,000 3.00% $34,739 3.00% $31,458 2.80% $30,000 2.57% 2.37% 2.00% 2.22% 2.28% 2.00% 1.40% $20,000 1.10% 0.92% 1.00% 0.86% 1.00% 0.73% $10,000 0.00% $- 0.00% 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD Source: S&P Market Intelligence; GAAP financial data through September 30, 2019 22

HISTORICAL CAPITAL POSITION Consolidated Bank September 30, 2019 September 30, 2019 15.00% CET1 Ratio 15.00% CET1 Ratio (1) Tier 1 Risk-Based Ratio Tier 1 Risk-Based Ratio Total Risk-Based Ratio 14.22% Tier 1 Leverage Ratio Total Risk-Based Ratio Tier 1 Leverage Ratio 13.95% 14.00% TCE / TA Ratio 14.00% 13.46% 13.35% 13.31% 13.04% 13.09% 13.00% 12.72% 13.00% 12.67% 12.47% 12.38% 12.39% 12.47% 12.24% 12.05% 12.00% 11.75% 11.75% 12.00% 11.71% 11.67% 11.59% 11.67% 11.63% 11.40% 11.32% 11.15% 11.07% 11.39% 10.93% 11.00% 11.00% 10.72% 10.66% 10.58% 10.32% 10.10% 10.03% 10.00% 9.81% 10.00% 9.60% 9.48% 9.53% 9.20% 9.25% 9.00% 9.00% 8.00% 8.00% 2015 2016 2017 2018 2019 YTD 2015 2016 2017 2018 2019 YTD Source: S&P Market Intelligence; financial data through September 30, 2019 (1) CET1 Ratio figures cannot be seen due to overlap with Tier 1 Risk-Based Ratio 23

PRO FORMA REGULATORY CAPITAL

INVESTAR HOLDING CORPORATION

Note: Assumes $25 million of subordinated debt is raised and 93% of proceeds are down-streamed to the bank as common equity with 7% of proceeds retained at the holding company.



At September 30, 2019
$178,240
$6,500
$18,250
$10,442
Pro Forma
$178,240
$6,500
$43,250
$10,442
Common Equity Tier 1 Capital
Other Tier 1
Subordinated Debt
ALLL

Pro Forma Regulatory Capital	CONSOLIDATED: Investar Actual 09/30/19	CONSOLIDATED: Investar Pro Forma (1) 09/30/19	CONSOLIDATED: PROJECT BOOT ADJ.	CONSOLIDATED: Investar Pro Forma 09/30/19	BANK LEVEL: Investar Actual 09/30/19	BANK LEVEL: Investar Pro Forma (1) 09/30/19	BANK LEVEL: PROJECT BOOT Adj.	BANK LEVEL: Investar Pro Forma 09/30/19
Common Equity Tier 1 Capital	182,304	178,240	–	178,240	208,214	204,150	23,250	227,400
Additional Tier 1 Capital	6,500	6,500	–	6,500	–	–	–	–
Total Tier 1 Capital	$ 188,804	$ 184,740		$ 184,740	$ 208,214	$ 204,150		$ 227,400
Tier 2 Capital Instruments	$ 18,250	$ 18,250	$ 25,000	$ 43,250	$ -	$ -	$ -	$ -
ALLL Includable in Tier 2 Capital	10,442	10,442	–	10,442	10,442	10,442	–	10,442
Total Tier 2 Capital	28,692	28,692	25,000	53,692	10,442	10,442		10,442
Total Capital	$ 217,496	$ 213,432		$ 238,432	$ 218,656	$ 214,592		$ 237,842
Total Assets for Leverage Ratio	1,966,773	2,082,338	25,000	2,107,338	1,968,182	2,083,747	23,250	2,106,997
Total Risk-Weighted Assets	1,667,962	1,753,758	5,000	1,758,758	1,670,036	1,755,832	4,650	1,760,482
Common Equity Tier 1 Ratio	10.93%	10.16%		10.13%	12.47%	11.63%		12.92%
Leverage Ratio	9.60%	8.87%		8.77%	10.58%	9.80%		10.79%
Tier 1 Risk-Based Ratio	11.32%	10.53%		10.50%	12.47%	11.63%		12.92%
Total Risk-Based Capital Ratio	13.04%	12.17%		13.56%	13.09%	12.22%		13.51%

(1) Pro forma for pending acquisitions of Bank of York and PlainsCapital branches

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PRO FORMA DOUBLE LEVERAGE AND INTEREST COVERAGE Pro Forma for Bank of York Acquisition, Branch Acquisitions, & Subordinated Debt Offering Annualized For the Nines ISTR Months Ended Pro Forma for Bank September 30, 2019 of York & HTH Branch ISTR ISTR Acquisitions (1) Pro Forma Bank Level Common Equity $236,267 $236,267 $236,267 Consolidated Equity $210,457 $210,457 $210,457 Double Leverage Ratio 112.3% 112.3% 112.3% Subordinated Debt Offering Net Proceeds 23,250 Pro Forma Holding Company Invesment in Bank $259,517 Double Leverage Ratio (with New Sub Debt Issuance) 123.3% Interest Coverage Deposit Interest Expense $18,651 $1,083 $19,734 Borrowings Interest Expense $5,449 $578 $6,027 Total Interest Expense $24,100 $1,661 $25,761 Pre-Tax Income (2) $22,377 $1,449 $23,826 Interest Coverage (Including Deposit Expense) 1.9x 1.9x Interest Coverage (Excluding Deposit Expense) 8.5x 8.2x New Subordinated Debt Expense (3) 1,188 1,188 Pro Forma Interest Coverage (Including Deposit Expense) 1.8x 1.8x Pro Forma Interest Coverage (Excluding Deposit Expense) 7.0x 6.9x (1) Pro forma calculations for the pending acquisitions of Bank of York & HTH Branches (2) Does not assume the recognition of new subordinated debt interest expense (3) Assumes an interest rate of 4.75% 25

INVESTMENT OPPORTUNITY 1 Management • Legacy team with proven industry expertise tied to the South Louisiana region • Continue to add experienced bankers in new and existing markets 2 Market • South Louisiana focus with complementary market expansion • New foothold in Texas provides significant room for further growth 3 Growth • Leverage existing infrastructure in core markets • Limited de novo branching • Opportunistic, disciplined acquisition strategy • Focus on relationship banking 4 Asset Quality • Loan portfolio diversity • Disciplined credit philosophy – legacy delinquencies less than 1% 5 Profitability • Expected to increase as investment in infrastructure has already been made 26

APPENDIX 27

NON-GAAP FINANCIAL MEASURES

INVESTAR HOLDING CORPORATION

Tangible equity, tangible book value per share, and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures. Company management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total stockholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which the Company calculates tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names. The following table reconciles, as of the dates set forth below, stockholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates tangible book value per share.

	December 31,				
Dollar values in thousands except per share amounts	2015	2016	2017	2018	Q3 2019
Total Stockholders' Equity - GAAP	$ 109,350	$ 112,757	$ 172,729	$ 182,262	$ 210,457
Adjustments					
Goodwill	2,684	2,684	17,086	17,424	21,902
Other Intangibles	491	550	2,840	2,363	4,215
Tangible Equity	$ 106,175	$ 109,523	$ 152,803	$ 162,475	$ 184,340
Total Assets - GAAP	$ 1,031,555	$ 1,158,960	$ 1,622,734	$ 1,786,469	$ 2,018,001
Adjustments					
Goodwill	2,684	2,684	17,086	17,424	21,902
Other Intangibles	491	550	2,840	2,363	4,215
Tangible Assets	$ 1,028,380	$ 1,155,726	$ 1,602,808	$ 1,766,682	$ 1,991,884
Total Shares Outstanding					
Book Value Per Share	$ 15.05	$ 15.88	$ 18.15	$ 19.22	$ 21.19
Effect of Adjustment	(0.43)	(0.46)	(2.09)	(2.09)	(2.63)
Tangible Book Value Per Share	$ 14.62	$ 15.42	$ 16.06	$ 17.13	$ 18.56
Total Equity to Total Assets	10.60%	9.73%	10.64%	10.20%	10.43%
Effect of Adjustment	(0.28)	(0.25)	(1.11)	(1.00)	(1.17)
Tangible Equity to Tangible Assets	10.32%	9.48%	9.53%	9.20%	9.25%

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NON-GAAP FINANCIAL MEASURES

INVESTAR HOLDING CORPORATION

Dollar values in thousands except per share amounts		December 31, 2015	December 31, 2016	December 31, 2017	December 31, 2018	YTD Q3 2019
Net interest income	(x)	$ 31,458	$ 34,739	$ 42,517	$ 57,370	$ 47,853
Provision for loan losses		1,865	2,079	1,540	2,570	1,172
Adjusted net interest income after provision for loan losses		29,593	32,660	40,977	54,800	46,681
Noninterest income	(v)	8,344	5,468	3,815	4,318	4,641
Gain on sale of investment securities, net		(489)	(443)	(292)	(14)	(229)
Loss (gain) on sale of other real estate owned, net		105	(13)	(27)	24	(19)
Gain on sale of fixed assets, net		(15)	(1,266)	(127)	(98)	11
Change in the fair value of equity securities		-	-	-	267	(220)
Core noninterest income	(y)	7,945	3,746	3,369	4,497	4,184
Noninterest expense	(w)	27,353	26,639	32,342	41,882	34,539
Severance		(226)	(26)	(82)	(293)	-
Acquisition expense		-	-	(1,868)	(1,445)	(1,082)
Non-routine legal expense		-	-	-	(89)	-
Impairment on investment in tax credit entity		(54)	-	-	-	-
Customer reimbursements		-	(584)	-	-	-
Write down of other real estate owned		-	-	-	(567)	-
Core noninterest expense	(z)	27,073	26,029	30,392	39,488	33,457
Core earnings before income tax expense		10,465	10,377	13,954	19,809	17,408
Core income tax expense		3,456	3,258	4,758	3,809	3,395
Core earnings		$ 7,009	$ 7,119	$ 9,196	$ 16,000	$ 14,013
Efficiency ratio	(w)/(x+v)	68.72%	66.25%	69.80%	67.89%	65.80%
Core Efficiency ratio	(z)/(x+y)	68.85%	67.63%	66.23%	63.83%	64.29%
Core ROAA		0.76%	0.65%	0.69%	0.95%	0.97%

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NON-GAAP FINANCIAL MEASURES

INVESTAR HOLDING CORPORATION

Dollar values in thousands except per share amounts		Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Net interest income	(a)	$ 14,385	$ 14,807	$ 15,156	$ 16,331	$ 16,366
Provision for loan losses		785	593	265	369	538
Net interest income after provision for loan losses		13,600	14,214	14,891	15,962	15,828
Noninterest income	(b)	1,217	836	1,281	1,742	1,618
(Gain) loss on sale of investment securities, net		(15)	23	(2)	(227)	-
Loss (gain) on sale of other real estate owned, net		-	20	(5)	(13)	(1)
(Gain) loss on sale of fixed assets, net		(9)	-	-	11	-
Change in the fair value of equity securities		(36)	306	(172)	(57)	9
Core noninterest income	(d)	1,157	1,185	1,102	1,456	1,626
Core earnings before noninterest expense		14,757	15,399	15,993	17,418	17,454
Noninterest expense	(c)	10,254	10,906	11,303	11,554	11,682
Severance		(293)	-	-	-	-
Acquisition expense		-	(341)	(905)	-	(177)
Write down of other real estate owned		-	(567)	-	-	-
Core noninterest expense	(e)	9,961	9,998	10,398	11,554	11,505
Core earnings before income tax expense		4,796	5,401	5,595	5,864	5,949
Core income tax expense		825	1,053	1,094	1,161	1,143
Core earnings before income tax expense		$ 3,971	$ 4,348	$ 4,501	$ 4,703	$ 4,806
Core basic earnings per share		0.42	0.46	0.47	0.47	0.48
Diluted earnings per share (GAAP)		$ 0.41	$ 0.34	$ 0.40	$ 0.48	$ 0.46
Gain on sale of investment securities, net		-	-	-	(0.01)	-
Change in the fair value of equity securities		-	0.03	(0.01)	-	-
Severance		0.03	-	-	-	-
Acquisition expense		-	0.03	0.07	-	0.02
Write down of other real estate owned		-	0.05	-	-	-
Discrete tax benefit related to return-to-provision-adjustments		(0.03)	-	-	-	-
Core diluted earnings per share		$ 0.41	$ 0.45	$ 0.46	$ 0.47	$ 0.48
Efficiency ratio	(c)/(a+b)	65.72%	69.72%	68.76%	63.93%	64.96%
Core efficiency ratio	(e)/(a+d)	64.09%	62.52%	63.96%	64.96%	63.95%
Core return on average assets		0.92%	0.98%	0.98%	0.98%	0.95%
Core return on average equity		8.81%	9.55%	9.62%	9.35%	9.13%

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INCOME STATEMENT

INVESTAR HOLDING CORPORATION

(dollars in thousands, except share data)	December 31, 2015	2016	2017	2018	YTD Q3 2019
INTEREST INCOME					
Interest and fees on loans	$ 35,076	$ 39,380	$ 47,863	$ 66,750	$ 59,621
Interest on investment securities	2,189	3,565	5,055	6,608	5,697
Other interest income	75	207	428	533	610
TOTAL INTEREST INCOME	37,340	43,152	53,346	73,891	65,928
INTEREST EXPENSE					
Interest on deposits	5,250	7,182	8,050	11,394	13,988
Interest on borrowings	632	1,231	2,779	5,127	4,087
TOTAL INTEREST EXPENSE	5,882	8,413	10,829	16,521	18,075
NET INTEREST INCOME	31,458	34,739	42,517	57,370	47,853
PROVISION FOR LOAN LOSSES	1,865	2,079	1,540	2,570	1,172
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	29,593	32,660	40,977	54,800	46,681
NON-INTEREST INCOME					
Service charges on deposit accounts	380	343	767	1,453	1,296
Gain on sale of investment securities, net	489	443	292	14	229
Gain on sale of assets, net	4,278	1,684	154	74	(11)
Servicing fees and fee income on serviced loans	2,543	2,087	1,482	963	473
Other operating income	654	911	1,120	1,814	2,654
TOTAL NON-INTEREST INCOME	8,344	5,468	3,815	4,318	4,641
INCOME BEFORE NON-INTEREST EXPENSE	37,937	38,128	44,792	59,118	51,322
NON-INTEREST EXPENSE					
Salaries and employee benefits	16,398	15,609	18,681	25,469	20,817
Impairment on investment in tax credit entity	54	11	-	-	-
Operating expenses	10,901	11,019	13,661	16,413	13,722
TOTAL NON-INTEREST EXPENSE	27,353	26,639	32,342	41,882	34,539
INCOME BEFORE INCOME TAX EXPENSE	10,584	11,489	12,450	17,236	16,783
INCOME TAX EXPENSE	3,511	3,609	4,248	3,630	3,275
NET INCOME	$ 7,073	$ 7,880	$ 8,202	$ 13,606	$ 13,508
Basic earnings per share	$ 0.98	$ 1.11	$ 0.96	$ 1.41	$ 1.35
Diluted earnings per share	$ 0.97	$ 1.10	$ 0.96	$ 1.39	$ 1.34

31